SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 1, 2009

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
(713) 324-2950
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On July 1, 2009, Continental Airlines, Inc. (the “Company”), Wilmington Trust Company, as Subordination Agent and pass through trustee under a certain pass through trust newly formed by the Company (the “Trustee”), Wells Fargo Bank Northwest, National Association, as Escrow Agent under the Escrow Agreement (as defined below), and Wilmington Trust Company, as Paying Agent under the Escrow Agreement, entered into the Note Purchase Agreement, dated as of July 1, 2009 (the “Note Purchase Agreement”).  The Note Purchase Agreement provides for future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $389,687,000 to finance (i) 12 Boeing aircraft currently owned by the Company (collectively, the “Owned Aircraft”) and (ii) five new Boeing aircraft (collectively, the “New Aircraft” and, together with the Owned Aircraft, the “Aircraft”) from among seven Boeing aircraft scheduled for delivery from July 2009 through September 2009.  Pursuant to the Note Purchase Agreement, at the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a Trust Indenture and Mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust Company, as Mortgagee.

Each Indenture contemplates the issuance of Series A Equipment Notes bearing interest at the rate of 9.00% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $389,687,000.  The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2009-1A (the “Certificates”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of July 1, 2009, among Wells Fargo Bank Northwest, National Association, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Calyon Securities (USA) Inc. and the Trustee (the “Escrow Agreement”).  The escrowed funds were deposited with The Bank of New York Mellon under a Deposit Agreement relating to the Certificates.

The interest on the Equipment Notes and the escrowed funds is payable semiannually on each January 8 and July 8, beginning on January 8, 2010.  The principal payments on the Equipment Notes are scheduled on January 8 and July 8 in certain years, beginning on January 8, 2010.  The final payments will be due on July 8, 2016.  Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.  The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-158781) (the “Registration Statement”).  For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreement”, “Description of the Escrow Agreement”, “Description of the Liquidity Facility”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated June 16, 2009 (the “Prospectus Supplement”), to the Prospectus, dated April 24, 2009, filed with the Securities and Exchange Commission on June 18, 2009 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03. Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The Exhibit Index attached to this Current Report is hereby incorporated by reference.  The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated June 16, 2009, to the Prospectus, dated April 24, 2009, relate to the offering of the Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

July 2, 2009	By	/s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

1.1
Underwriting Agreement, dated June 16, 2009, among Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Calyon Securities (USA) Inc., as Underwriters, The Bank of New York Mellon, as Depositary, and Continental Airlines, Inc.

4.1	Trust Supplement No. 2009-1A-O, dated as of July 1, 2009, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.2	Trust Supplement No. 2009-1A-S, dated as of July 1, 2009, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.3	Revolving Credit Agreement (2009-1A), dated as of July 1, 2009, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Goldman Sachs Bank USA, as Liquidity Provider

4.4	General Guarantee Agreement, dated December 1, 2008, issued by Goldman Sachs Group, Inc.

4.5
Intercreditor Agreement, dated as of July 1, 2009, among Wilmington Trust Company, as Trustee, Goldman Sachs Bank USA, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.6	Deposit Agreement (Class A), dated as of July 1, 2009, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.7
Escrow and Paying Agent Agreement (Class A), dated as of July 1, 2009 among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Calyon Securities (USA) Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.8
Note Purchase Agreement, dated as of July 1, 2009, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.9
Form of Participation Agreement (Participation Agreement between Continental Airlines, Inc. and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit B to Note Purchase Agreement)

2

4.10	Form of Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc. and Wilmington Trust Company, as Mortgagee) (Exhibit C to Note Purchase Agreement)

4.11	Form of Continental Airlines Pass Through Certificate, Series 2009-1A-O (included in Exhibit 4.1)

23.1	Consent of Aircraft Information Services, Inc., dated June 16, 2009

23.2	Consent of BK Associates, Inc., dated June 16, 2009

23.3	Consent of Morten Beyer and Agnew, Inc., dated June 16, 2009